Exhibit 10.8.2

Execution Version

CONSENT AND FIRST AMENDMENT TO

AMENDED AND RESTATED CONTRIBUTION DEFERRAL AGREEMENT

This Consent and First Amendment to the Amended and Restated Contribution Deferral Agreement (this “Amendment”) is entered into as of October 17, 2011, by and among (i) YRC INC., a Delaware corporation (“YRC”), USF HOLLAND, INC., a Michigan corporation (“Holland”), NEW PENN MOTOR EXPRESS INC., a Pennsylvania corporation (“New Penn”), USF REDDAWAY INC., an Oregon corporation (“Reddaway”) (each of YRC, Holland, New Penn and Reddaway a “Primary Obligor”, and collectively, the “Primary Obligors”); (ii) each of the Guarantors a party hereto (the “Guarantors”); (iii) Wilmington Trust Company, as agent (together with its successors and assigns, in such capacity, the “Agent”); and (iv) the Majority Funds party hereto. The Primary Obligors, the Guarantors, the Majority Funds, and the Agent are herein individually referred to as a “Party” and together referred to as the “Parties.”

RECITALS

WHEREAS, the Primary Obligors, CS Pension Fund, certain other Funds and the Agent are party to that certain Amended and Restated Contribution Deferral Agreement dated as of July 22, 2011 (as amended, restated, modified or supplemented from time to time, the “Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Agreement), pursuant to which such Parties agreed that the obligations to make certain contributions otherwise due to such Funds from the Primary Obligors would continue to be deferred; and

WHEREAS, the Obligors and the undersigned Funds, constituting Majority Funds party to the Agreement, each desire to enter into this Amendment, among other things, to amend the asset sale covenant;

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

1. Consent. (a) The undersigned Funds, constituting Majority Funds party to the Agreement, hereby acknowledge and agree that leases and subleases of Third Priority Collateral, in each case in the ordinary course of business, consistent with past practices, and permitted under Section 6.02(g) of the Senior Credit Facility as in effect on the date hereof shall constitute “Permitted Liens” solely with respect to Third Priority Collateral.

(b) Inasmuch as the proposed condemnation and transfer to the North Carolina Department of Transportation of property located in Wilmington, North Carolina, 3511 Hwy 421 N. by YRC Inc. constitutes an Asset Sale requiring consent under the Agreement, the undersigned Funds, constituting Majority Funds party to the Agreement, hereby consent to such condemnation and transfer so long as the Net Cash Proceeds thereof are applied as required by the Agreement.

2. Amendment.

(a) The definition of “Asset Sale” in the Agreement is hereby amended by adding the following at the end thereof immediately prior to the “.”: “or Permitted Liens”.

ARTICLE II

3. Conditions Precedent.

(a) Amendment Effective Date. This Amendment shall become effective on the date each of the following conditions is satisfied (or waived) (the “Amendment Effective Date”):

(i) the Obligors, the Funds consisting of Majority Funds party to the Agreement and the Agent shall have executed a counterpart of this Amendment, which may include telecopy or other electronic transmission of a signed signature page of this Amendment.

(ii) The Agent and CS Pension Fund shall have received payment for all invoiced reasonable out-of-pocket expenses payable by the Primary Obligors under Section 11.01 of the Agreement.

ARTICLE III

4. Miscellaneous.

(a) Agent. Pursuant to Section 11.04 of the Agreement, the undersigned Funds, constituting Majority Funds party to the Agreement, hereby authorize and direct the Agent to execute, enter into and perform this Amendment.

(b) Successors and Assigns. This Amendment and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties hereto, shall bind and inure to the benefit of the respective successors and permitted assigns of the Parties hereto whether so expressed or not.

(c) Counterparts. This Amendment may be executed simultaneously in counterparts (including by means of telecopied or PDF signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Amendment.

(d) Descriptive Headings; Interpretation. The headings and captions used in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

(e) Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be

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governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Amendment (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

(f) No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

YRC INC., as an Obligor

By	/s/ Phil J. Gaines
Name: Phil J. Gaines
Title: Senior Vice President and Chief Financial Officer

USF HOLLAND, INC., as an Obligor

By	/s/ Terry Gerrond
Name: Terry Gerrond
Title: Vice President – Tax

NEW PENN MOTOR EXPRESS, INC., as an Obligor

By	/s/ Paul F. Liljegren
Name: Paul F. Liljegren
Title: Vice President – Finance

USF REDDAWAY INC., as an Obligor

By	/s/ Terry Gerrond
Name: Terry Gerrond
Title: Vice President – Tax

Signature Page to Amendment to

Amended and Restated Contribution Deferral Agreement

USF GLEN MOORE, INC., as a Guarantor

By	/s/ Paul F. Liljegren
Name: Paul F. Liljegren
Title: Vice President – Finance

TRANSCONTINENTAL LEASE, S. DE R.L. DE C.V., as a Guarantor

By
Name: Fortino Landeros Ruiz
Title: Legal Representative

Signature Page to Amendment to

Amended and Restated Contribution Deferral Agreement

USF GLEN MOORE, INC., as a Guarantor

By
Name: Paul F. Liljegren
Title: Vice President – Finance

TRANSCONTINENTAL LEASE, S. DE R. L. DE C.V., as a Guarantor

By	/s/ Fortino Landeros Ruiz
Name: Fortino Landeros Ruiz
Title: Legal Representative

Signature Page to Amendment to

Amended and Restated Contribution Deferral Agreement

TRUSTEES for the CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND, as a Fund

By	/s/ Mark F. Angerame
Name: Mark F. Angerame
Title: CFO

Signature Page to Amendment to

Amended and Restated Contribution Deferral Agreement

WILMINGTON TRUST COMPANY, as Agent

By	/s/ W. Thomas Morris, II
Name: W. Thomas Morris, II
Title: Vice President

Signature Page to Amendment to

Amended and Restated Contribution Deferral Agreement